Exhibit 10.1

EXECUTION VERSION

Second Amendment Agreement to Facility Agreement

SECOND AMENDMENT AGREEMENT TO FACILITY AGREEMENT (this “Second Amendment Agreement”), dated March 24, 2017 by and among GENER8 MARITIME SUBSIDIARY VIII INC., a Marshall Islands corporation (the “Borrower”), the Owner Guarantors and Hedge Guarantors hereto, GENER8 MARITIME, INC., a Marshall Islands corporation (the “Parent Guarantor”), the Lenders party hereto from time to time, THE EXPORT-IMPORT BANK OF KOREA (the “KEXIM”), CITIBANK, N.A., LONDON BRANCH (the “ECA Agent”) and NORDEA BANK AB (PUBL), NEW YORK BRANCH (“Nordea”), as Facility Agent (in such capacity, the “Facility Agent”) and as Security Agent under the Security Documents (in such capacity, the “Security Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Facility Agreement referred to below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Facility Agent are parties to a Facility Agreement, dated as of 31 August 2015 (as amended by an Amendment No. 1 dated 20 October 2016 and as the same may be further amended, restated, modified or otherwise supplemented from time to time, the “Facility Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Facility Agreement;

WHEREAS, subject to the terms and conditions of this Second Amendment Agreement, the parties hereto wish to amend certain provisions of the Facility Agreement as herein provided.

I.           Amendments to Facility Agreement.

1.The definition of “Fiscal Quarter Date” appearing in Clause 1.1 of the Facility Agreement is hereby deleted and replaced with the following and all references to such term in the Facility Agreement shall be accordingly construed:

““Fiscal Quarter Date” means in relation to a Vessel Loan, (i) 31 March, 30 June, 30 September and 31 December of each calendar year commencing from the Utilization Date of such Vessel Loan up to but excluding the Second Amendment Effective Date and (ii) 15 January, 15 April, 15 July and 15 October of each calendar year commencing from (and including) the Second Amendment Effective Date.”

2.In consideration of the Lenders agreeing to the amendments set out in this Second Amendment Agreement, the Borrower and the other Obligors each hereby agrees to indemnify the Lenders of all Break Costs and other break-funding costs associated or in connection with such amendment of the Fiscal Quarter Date.

II.          Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this Second Amendment Agreement, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined herein) after giving effect to this Second Amendment Agreement and (ii) all of the representations and warranties contained in the Facility Agreement and the other Finance Documents are true and correct in all material respects on the Second Amendment Effective Date after giving effect to this Second Amendment Agreement, with the same effect as though such representation and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This Second Amendment Agreement is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Facility Agreement and the other Finance Documents or any of the other instruments or agreements referred to therein except as set forth herein or (ii) prejudice any right or rights which any of the Lenders or the Facility Agent now have or may have in the future under or in connection with the Facility Agreement, as amended hereby, the other Finance Documents or any of the other instruments or agreements referred to therein. The Facility Agent, the Security Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Second Amendment Agreement.

3.           This Second Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Facility Agent.

4.           THIS SECOND AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.           This Second Amendment Agreement shall become effective as of the date (the “Second Amendment Effective Date”) when:

i.    the Borrower, the other Obligors and all Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Watson Farley & Williams, Units 1703-07, One Pacific Place, 88 Queensway, Hong Kong; Attention: Madeline Leong / Valerie Lee (facsimile number: +852 2918 9777 / e-mail mleong@wfw.com and vlee@wfw.com); and

ii.   the Borrower shall have paid to the Facility Agent all reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment Agreement and the other Finance Documents (including, without limitation, the reasonable fees and expenses of Watson Farley & Williams).

6.           From and after the Second Amendment Effective Date, all references in the Facility Agreement and each of the other Finance Documents to the Facility Agreement shall be deemed to be references to the Facility Agreement, as modified hereby. From and after the Second Amendment Effective Date, this Second Amendment Agreement shall for all purposes constitute a Finance Document.

7.           By executing this Second Amendment Agreement, the Obligors hereby confirm their agreement to the change to the Facility Agreement set out herein and affirm all its obligations and liabilities contained in the Finance Documents to which each is a party and confirm that all such Finance Documents continue in full force and effect notwithstanding the amendments set out in this Second Amendment Agreement.

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Execution Pages

GENER8 MARITIME SUBSIDIARY VIII INC.,  as Borrower

/s/ George Fikaris
Name: George Fikaris
Title: Vice President and Secretary

GENER8 MARITIME, INC., as Parent Guarantor

/s/ George Fikaris
Name: George Fikaris
Title: Vice President

GENER8 MARITIME SUBSIDIARY V INC., as Shareholder

/s/ George Fikaris
Name: George Fikaris
Title: Secretary

GENER8 NAUTILUS LLC

GENER8 MACEDON LLC

GENER8 NOBLE LLC

GENER8 ETHOS LLC

GENER8 PERSEUS LLC

GENER8 THESEUS LLC

GENER8 HECTOR LLC

GENER8 NESTOR LLC

GENER8 NEPTUNE LLC

GENER8 ATHENA LLC

GENER8 APOLLO LLC

GENER8 ARES LLC

GENER8 HERA LLC

GENER8 CONSTANTINE LLC

GENER8 OCEANUS LLC,

as Owner Guarantors and Hedge Guarantors

/s/ George Fikaris
Name: George Fikaris
Title: Manager

CITIBANK, N.A., LONDON BRANCH, as Commercial Lender

/s/ Nicholas Hendy
Name: Nicholas Hendy
Title: Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH, as Commercial Lender

/s/ Martin Lunder	/s/ Lynn Sauro
Name: Martin Lunder	Name: Lynn Sauro
Title: Senior Vice President	Title: First Vice President

ABN AMRO CAPITAL USA LLC, as Commercial Lender

/s/ Rajbir Talwar	/s/ Urvashi Zutski
Name: Rajbir Talwar	Name: Urvashi Zutski
Title: Director	Title: Managing Director

DNB CAPITAL LLC, as Commercial Lender

/s/ Cathleen Buckley	/s/ Sybille Andaur
Name: Cathleen Buckley	Name: Sybille Andaur
Title: Senior Vice President	Title: First Vice President

DVB BANK SE, as Commercial Lender

/s/ Andrea Strullato	/s/ Wijnand Botman
Name: Andrea Strullato	Name: Wijnand Botman
Title: Senior Vice President	Title: Senior Vice President

SKANDINAVISKA ENSKILDA BANKEN AB, as Commercial Lender

/s/ Marten Sennerup	/s/ Magnus Rundgren
Name: Marten Sennerup	Name: Magnus Rundgren
Title:	Title:

CITIBANK, N.A., LONDON BRANCH, as KEXIM Guaranteed Lender

/s/ Nicholas Hendy
Name: Nicholas Hendy
Title: Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., SEOUL BRANCH, as KEXIM Guaranteed Lender

/s/ Grace Li	/s/ Winnie Tse
Name: Grace Li	Name: Winnie Tse
Title: Managing Director	Title: Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BUSAN BRANCH, as KEXIM Guaranteed Lender

/s/ Wang Bez
Name: Wang Bez
Title: General Manager

KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP, as KEXIM Guaranteed Lender

/s/ Harold Koch-Hagen
Name: Harold Koch-Hagen
Title: Senior Vice President

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as KEXIM Guaranteed Lender

/s/ Naoki Shimmura
Name: Naoki Shimmura
Title: General Manager, Structured Finance Division II

NONGHYUP BANK, as KEXIM Guaranteed Lender

/s/ Arn Soo Lee
Name: Arn Soo Lee
Title: General Manager, Investment Banking Dept.

SAMBA FINANCIAL GROUP, LONDON BRANCH, as KEXIM Guaranteed Lender

/s/ Fadi Elkhoury
Name: Fadi Elkhoury
Title: General Manager

CITIBANK, N.A., LONDON BRANCH, as K-Sure Lender

/s/ Nicolas Hendy
Name: Nicolas Hendy
Title: Vice President

ABN AMRO CAPITAL USA LLC, as K-Sure Lender

/s/ Rajbir Talwar	/s/ Urvashi Zutski
Name: Rajair Talwar	Name: Urvashi Zutski
Title: Director	Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., SEOUL BRANCH, as K-Sure Lender

/s/ Grace Li	/s/ Winnie Tse
Name: Grace Li	Name: Winnie Tse
Title: Managing Director	Title: Vice President

CAIXABANK, S.A., as K-Sure Lender

/s/ Robert Torrella	/s/ _Isaba Marquez
Name: Robert Torrella	Name: Isaba Marquez
Title: Director	Title: Assistant Director

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as K-Sure Lender

/s/ Stefan Krotin	/s/ Navina Lucke
Name: Stefan Krotin	Name: Navina Lucke
Title: Vice President

MITSUBISHI UFJ TRUST AND BANKING CORPORATION, as K-Sure Lender

/s/ Naoki Shimmura
Name: Naoki Shimmura
Title: General Manager, Structured Finance Division II

THE EXPORT-IMPORT BANK OF KOREA, as KEXIM

/s/ Kwon Hyuk Joon
Name: Kwon Hyuk Joon
Title: Director

CITIBANK, N.A., LONDON BRANCH, as ECA Agent

/s/ Nicolas Hendy
Name: Nicolas Hendy
Title: Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH, as Facility Agent

/s/ Martin Lunder	/s/ Lynn Sauro
Name: Martin Lunder	Name: Lynn Sauro
Title: Senior Vice President	Title: First Vice President

NORDEA BANK AB (PUBL), NEW YORK BRANCH,  as Security Agent

/s/ Martin Lunder	/s/ Lynn Sauro
Name: Martin Lunder	Name: Lynn Sauro
Title: Senior Vice President	Title: First Vice President